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                                                                   EXHIBIT 99.14



DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION        CASE NUMBER: 01-10971 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Great Hawaiian Properties Corporation, Inc. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.





/s/ NICHOLAS J. DAVISON
--------------------------------------
Nicholas J. Davison
Senior Vice President, Finance